INSTITUTIONAL EMERGING MARKETS PORTFOLIO Institutional Class Z (formerly Class II) HLEZX	SUMMARY PROSPECTUS February 28, 2019

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.hardingloevnerfunds.com. You can also get this information at no cost by calling (877) 435-8105 or by sending an e-mail request to hardingloevnerfunds@ntrs.com. If you purchase shares of the Portfolio through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated February 28, 2019, and as each may be supplemented thereafter, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the fund that you wish to continue receiving paper copies of your shareholder reports by calling (877) 435-8105 or by sending an email request to hardingloevnerfunds@ntrs.com. If your account is held through a financial intermediary, you can contact your financial intermediary to make your election. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

INVESTMENT OBJECTIVE

The Institutional Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets.

PORTFOLIO FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Portfolio’s Institutional Class Z shares.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.11%

Distribution (12b-1) Fees	None

Other Expenses	0.09%
Total Annual Portfolio Operating Expenses	1.20%
Fee Waiver and/or Expense Reimbursement[1]	-0.09%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.11%

[1]Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z shares for their other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed the applicable contractual management fee, currently 1.15% on the first $1 billion of average daily net assets, 1.13% on the next $1 billion, 1.11% on the next $1 billion, and 1.09% for average daily net assets over $3 billion, through February 28, 2020.

Example: This example is intended to help you compare the cost of investing in the Portfolio’s Institutional Class Z shares with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio’s Institutional Class Z shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that Institutional Class Z’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS

$113	$372	$651	$1,447

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in companies that are based in emerging and frontier markets. Emerging and frontier markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing, and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, and currency. The Portfolio normally holds investments across at least 15 countries. Emerging and frontier markets include countries that have an emerging stock market as defined by Morgan Stanley Capital International, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics. Emerging and frontier markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth.

Factors bearing on whether a company is considered to be “based” in an emerging or frontier market may include: (1) it is legally domiciled in an emerging or frontier market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in an emerging or frontier market; or (3) it has the principal exchange listing for its securities in an emerging or frontier market.

The Portfolio will invest broadly in equity securities of companies domiciled in one of at least 15 countries with emerging or frontier markets, generally considered to include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts, Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.

The Portfolio invests at least 65% of its total assets in common stocks, preferred stocks, rights, and warrants issued by companies that are based in emerging or frontier markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.

The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities, which includes frontier markets securities, and investment companies that invest in the types of securities in which the Portfolio would normally invest.

Because some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities, and, in particular, participation notes, to gain exposure to those countries.

PRINCIPAL RISKS

The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:

Market Risk: Investments in the Portfolio may lose value due to a general downturn in stock markets.

Currency Risk: Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.

Foreign Investment Risk: Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social, or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.

Emerging and Frontier Market Risk: Emerging and frontier market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in emerging or frontier market securities than in securities of issuers based in more developed foreign countries.

Participation Notes Risk: Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market. In addition, participation notes involve counterparty risk, because the Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer of the participation note.

NAV Risk: The net asset value of the Portfolio and the value of your investment will fluctuate.

Financial Sector Risk: To the extent the Portfolio invests in securities and other obligations of issuers in the financials sector, the Portfolio will be vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier.

PORTFOLIO PERFORMANCE

The Portfolio’s Class II shares have been renamed as Institutional Class Z. The following bar chart shows how the investment results of the Portfolio’s Institutional Class Z shares have varied from year to year. The table that follows shows how the average total returns of the Portfolio’s Institutional Class Z shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. How the Portfolio’s Institutional Class Z shares have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling (877) 435-8105.

INSTITUTIONAL EMERGING MARKETS PORTFOLIO – INSTITUTIONAL CLASS Z

The best calendar quarter return during the period shown above was 11.83% in the first quarter of 2017; the worst was -15.50% in the third quarter of 2015.

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
	1-YEAR	SINCE INCEPTION 3/5/2014

INSTITUTIONAL EMERGING MARKETS PORTFOLIO – INSTITUTIONAL CLASS Z

Return Before Taxes	-18.53%	1.94%

Return After Taxes on Distributions[1]	-18.58%	1.83%

Return After Taxes on Distributions and Sale of Portfolio Shares[1]	-10.65%	1.65%

MSCI EMERGING MARKETS (NET) INDEX (reflects no deduction for fees, expenses, or U.S. taxes)	-14.58%	2.60%

[1]After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s other returns due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

MANAGEMENT

Investment Adviser

Harding Loevner serves as investment adviser to the Portfolio.

Portfolio Managers

Scott Crawshaw, Craig Shaw, Pradipta Chakrabortty, G. Rusty Johnson, and Richard Schmidt serve as the portfolio managers of the Institutional Emerging Markets Portfolio. Mr. Crawshaw has held his position since June 2014, Mr. Shaw has held his position since December 2006, Mr. Chakrabortty has held his position since January 2015, Mr. Johnson has held his position since the Portfolio’s inception in October 2005, and Mr. Schmidt has held his position since December 2011. Messrs. Crawshaw and Shaw are the co-lead portfolio managers.

PURCHASE AND SALE OF PORTFOLIO SHARES

Institutional Class Z shares are only available to certain eligible investors and the minimum initial investment is $10 million.

Shares of the Emerging Markets Portfolio may not be available for purchase by all investors through financial intermediaries. For more information, see the section captioned “Shareholder Information—Purchase and Redemption of Shares” in the Portfolio’s prospectus.

TAX CONSIDERATIONS

The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred arrangement may become taxable.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Institutional Class Z shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio will not pay the intermediary for the sale of Institutional Class Z shares or any other related services. It is not anticipated that any of the Portfolio’s related companies will make such payments, but if a related company does, the payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HARDING, LOEVNER FUNDS, INC.

c/o Northern Trust

Attn: Funds Center C5S

801 South Canal Street

Chicago, IL 60607

(877) 435-8105

www.hardingloevnerfunds.com